Sterling Bank
2550 North Loop West, Suite 800
Houston, Texas 77092

July 7, 2006

Lothian Oil Inc.
United Heritage Corporation
Lothian Oil (USA) Inc.
Lothian Oil Texas I, Inc.
UHC New Mexico Corporation
Attn: Mr. Scott Wilson
405 N. Marienfeld, Suite 200
Midland, Texas 79701

Re:	Sterling Bank/Lothian Oil Inc., et al - Amended and Restated Credit Agreement (“Credit Agreement”) dated June 16, 2006, effective as of March 31, 2006

Gentlemen:

Pursuant to our conversations and mutual agreement, the following definition under the Credit Agreement shall be revised to read as follows:

“Commitment” shall mean the obligation of Lender, subject to applicable provisions of this Agreement, to make Loans to or for the benefit of Borrowers pursuant to Section 2.1 and to issue Letters of Credit pursuant to Section 2.18 in an aggregate amount not to exceed the lesser of (i) $20,000,000 and (ii) the Borrowing Base then in effect.

Upon execution by Borrowers and Lender, this letter will suffice as an amendment to the referenced Credit Agreement.

Sincerely, /s/ Daniel Steele Daniel Steele, Senior Vice President

Acknowledged and agreed to:

UNITED HERITAGE CORPORATION

By:/s/ C. Scott Wilson
C. Scott Wilson
Chief Executive Officer and President

LOTHIAN OIL INC.

By:/s/ C. Scott Wilson
C. Scott Wilson
Chief Financial Officer

LOTHIAN OIL (USA) INC.

By:/s/ C. Scott Wilson
C. Scott Wilson
Chief Financial Officer

LOTHIAN OIL TEXAS I, INC.

By:/s/ C. Scott Wilson
C. Scott Wilson
Chief Financial Officer

UHC NEW MEXICO CORPORATION

By:/s/ C. Scott Wilson
C. Scott Wilson
Chief Executive Officer and
President